--------------------------------------------------------------------------------

                                 SMITH BARNEY

                        NEW JERSEY MUNICIPALS FUND INC.

--------------------------------------------------------------------------------

           CLASSIC SERIES | SEMI-ANNUAL REPORT | SEPTEMBER 30, 2000

                      [LOGO OF SMITH BARNEY MUTUAL FUNDS]

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            NOT FDIC INSURED . NOT BANK GUARANTEED . MAY LOSE VALUE
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

--------------------------------------------------------------------------------
A Message from the Chairman
--------------------------------------------------------------------------------

The new millennium, so far, has been marked by higher volatility and concerns that the bull market in stocks may be running out of steam. At SSB Citi Fund Management LLC ("SSB Citi"), we have instituted many positive changes, with the ultimate goal of offering our investors a well-rounded menu of stock and bond funds that can be tailored to a wide range of investment objectives.

We believe that your serious money demands professional management. Since 1937, Smith Barney has managed the serious money of individuals, their families and their businesses. Today, with over $395.5 billion in assets under management,/1/ SSB Citi offers choices and solutions, uniting the distinguished history of Smith Barney with the unparalleled global reach of its parent, Citigroup.

The Smith Barney family of funds represents a complex with a 60-year history of investment expertise. In addition, Smith Barney is currently conducting an extensive advertising campaign, highlighting a selection of the most popular Smith Barney mutual funds and the investment professionals who manage them.

For those of you who are new shareholders, I would like to extend a warm welcome to you on behalf of everyone here at SSB Citi. The Smith Barney New Jersey Municipals Fund seeks to maximize current interest income/2/ that is excluded from gross income for both regular federal income and New Jersey personal income tax purposes to the extent consistent with prudent investment management and the preservation of capital. Experienced portfolio manager Joe Deane and his team seek to minimize the effects of market volatility by carefully adjusting both the exposure to interest rate movements and the credit quality of the securities in response to changing market conditions. Joe and his team are currently optimistic about the municipal bond market because of a shrinking market supply, state and local government budget surpluses, slowing global economic growth and their expectations that the Federal Reserve Board will not raise interest rates over the short term.

                         [PHOTO OF HEATH B. MCLENDON]

HEATH  B.
MCLENDON

Chairman

-----------
1 As of September 30, 2000. This figure represents retail, institutional, money and separate accounts.
2 Please note a portion of the income from the Fund may be subject to the Alternative Minimum Tax ("AMT").

--------------------------------------------------------------------------------
Smith Barney New Jersey Municipals Fund Inc.                                   1

When you invest with SSB Citi, you can do so with the confidence that your interests come first, your investment success is paramount and the ultimate in resources is being committed to your financial success.

Thank you for your confidence in our investment management approach.

Sincerely,

/s/ Heath B. McLendon

Heath B. McLendon
Chairman

October 11, 2000

--------------------------------------------------------------------------------
2                                        2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Shareholder Letter
--------------------------------------------------------------------------------

Dear Shareholder:
We are pleased to provide the semi-annual report for the Smith Barney New Jersey Municipals Fund Inc. ("Fund") for the period ended September 30, 2000. In this report we have summarized the period's prevailing economic and market conditions and outlined our investment strategy. The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice.

Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to pages 13 through 19 for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings is as of September 30, 2000 and is subject to change. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

Performance Update
For the six months ended September 30, 2000, the Fund's Class A shares, without and with sales charges, returned 3.14% and a negative 0.99%, respectively. In comparison, the Lehman Brothers Municipal Bond Index ("Lehman Index")/1/ returned 3.97% for the same period.

Market and Economic Overview
Municipal bonds have been a very simple story throughout 2000. They started at relatively inexpensive valuations and then rallied. Stable interest rates and a robust economy with few excesses are painting a bullish picture for bonds in general, while declining new issue supply may be further bolstering the municipal bond market. In addition, a vibrant national economy has produced large cash surpluses in many states and municipalities, causing general improvement in the credit quality of municipal securities and giving comfort to many investors regarding the credit worthiness of their securities.

With most state and local governments enjoying balanced budgets or surpluses, we think borrowing is likely to total no more than $150 billion to $180 billion over the next two years. Many municipal bonds are now yielding almost 95% of comparable-maturity U.S. Treasuries, but we expect that percentage to return to historical average spreads, in the range of 80% to 85%.

                          [PHOTO OF JOSEPH P. DEANE]

JOSEPH  P.
DEANE

Vice President and
Investment Officer

-----------
1 The Lehman Index is a broad measure of the municipal bond market with maturities of at least one year. Please note an investor cannot invest directly in an index.

--------------------------------------------------------------------------------
Smith Barney New Jersey Municipals Fund Inc.                                   3

From our point of view, recent months have been a good period for the municipal market. As the stock market endured its correction in March and April 2000, municipal bonds forged ahead slowly but relentlessly. In our view, the municipal markets are in a state of flux that may lead to greater opportunities. The federal government conducted a buy-back of long-term government bonds early in 2000, which drove down yields.

Under Federal Reserve Board ("Fed") Chairman Alan Greenspan, the Fed has raised interest rates incrementally several times in order to cool a robust U.S. economy. We do not see the Fed raising rates again for the next few months, at least until after Election Day. In an attempt to be apolitical, the Fed's Board of Governors tends to shy away from such dramatic moves in an election year, to avoid charges of influencing an election.

In our view, the Fed is no longer "telegraphing" its moves and our interpretation is that fear of Fed tightening is more effective than an actual raise. Why? A rate increase's effect on the larger economy is less profound in that the bond markets are better equipped to anticipate and react to Fed tightenings than they were ten years ago. Back then, both municipal governments and corporations were saddled with a significant amount of floating-rate debt, heightening the effect of Fed movements. Today there is far less floating-rate debt and, as previously noted more state governments are running surpluses. New issuance in the municipal market itself has shrunk from over $300 billion two years ago to around $150 billion now. Yet Greenspan and the Fed still hold powerful sway over market psychology and their moves are continuously tracked the world over.

We are carefully monitoring a number of factors that may influence the municipal market. We are looking to see who wins not just the Presidential, but also Congressional elections, since the House of Representatives is where all spending bills originate. We also closely watch the price of oil, but disagree with those who see it as a harbinger of doom for the economy.

The market had little reaction to the Fed's decision to keep interest rates steady or to the Fed's view that risk in the economy is weighted toward inflation. The bond market is still pricing in another possible Fed tightening by the end of the year. We expect policy to remain steady throughout 2000, and we would not be surprised if the Fed were to shift to a more neutral position before the end of the year. A critical point, which is often overlooked by many investors, is that Fed monetary policy adjustments take time to be absorbed into the general economy. The Fed has tightened 175 basis points/2/ from the bottom, and the recent rallies we have seen are a result of changes enacted six to twelve months ago.

-----------
2 A basis point is 0.01% or one one-hundredth of a percent.

--------------------------------------------------------------------------------
4                                       2000 Semi-Annual Report to Shareholders

Municipal bond prices, in general, have been very firm lately: since late May, a triple 'A' 10 year municipal index has experienced price improvement (a yield decline) of 50 basis points or more. Demand in the municipal market has been steady to increasing as recent volatility in the stock market will undoubtedly lead some investors to rethink their portfolio mix, and to establish or augment bond positions in their portfolios.

New Jersey Economic Highlights/3/
New Jersey remains one of the wealthiest U.S. states and it is ranked second with respect to personal income per capita. The Garden State has a broad and diversified economic base; the state no longer relies on manufacturing, but now depends more heavily on services and trade.

New Jersey's debt structure has changed, with general obligation debt a shrinking part of the total. Heavy volume in new transportation issues is directly attributable to the change in the debt structure, as transportation projects supported by federal and state appropriations have been major factors in transportation improvements. Demographic changes such as an older student population and aging schools have also made it easier for New Jersey officials to obtain approval for more education bond issuance.

Looking ahead, we think the economic news for New Jersey remains favorable. The best indicator of the strength of the Garden State's economy is the solid job growth that we have seen in the past few years, as well as the tightening of the labor market. Employment in 1999 was up 1.7% and the unemployment rate at 4.6% was only slightly higher than that of the nation.

Investment Strategy
The Fund seeks to provide New Jersey investors with as high a level of income exempt/4/ from federal and New Jersey personal income taxes as is consistent with prudent investment management and the preservation of capital.

In our view, the municipal bond market has provided us with excellent opportunities during the reporting period. Since interest rates have gone up, we have added discounted high-quality bonds at the long end of the yield curve,/5/ essentially investing our excess cash at higher yields. We are buying long maturities in double-A or triple-A names, with some discount bonds for potential upside.

-----------
3 Sources: Fitch IBCA, Inc., Duff & Phelps.
4 Please note a portion of the income from the Fund may be subject to the
  Alternative Minimum Tax ("AMT").
5 The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

--------------------------------------------------------------------------------
Smith Barney New Jersey Municipals Fund Inc.                                   5

The Fund's investment strategy going forward will be four-fold:

 .    We see value at the long end of the yield curve and are selectively lengthening maturities in the portfolio to take advantage of the inexpensive valuations of municipal bonds relative to U.S. Treasuries;

 .    We have added to call protection by buying bonds with longer call protection than those we are selling;

 .    We are focusing on investing in high-grade issues; and

 .    We are investing in discount paper with upside potential, as this is where we believe we can obtain the best value.

Our goal is to sell off some of our shorter-term bonds that were purchased in the beginning of 1999 when we believed the market to be more vulnerable and wanted to assume a defensive posture. We see the best opportunity for reward right now at the long end of the yield curve where we can seek to lock in today's higher rates.

Market Outlook
With the end of the national conventions, we have gained a much clearer insight into the political environment confronting the municipal bond market. In general, we think it is relatively benign compared with prior years. While the outcome is important to specific sectors of the municipal market, we think the overall strength of municipal bonds may continue.

We also believe that demand for municipals should remain strong based on economic issues related to the political campaign. One of the main topics is how the candidates would spend the enormous Federal surplus that has accumulated. The Congressional Budget Office's baseline projections show surpluses rising from $232 billion in 2000 to $685 billion in 2010. The total budget surplus over 10 years is projected to be about $4.6 trillion, part of which, both candidates concede, will be devoted to debt reduction. Under either a Democratic or Republican administration, the elimination of the U.S. Treasury market over the next decade may continue, putting sovereign debt of all types, including municipals, in short supply.

In our judgment, a number of factors bode well for the municipal market and we remain optimistic about the prospects for the municipal bond market because:

 .    The new issue market is expected to shrink this year, boosting demand for bonds currently outstanding and enhancing interest for the roughly $175 billion of new municipals expected in 2000;


--------------------------------------------------------------------------------
6                                        2000 Semi-Annual Report to Shareholders

 .    Given the thinly traded market and lack of liquidity that currently exist, we believe that any positive catalyst, such as an increase in issue volume, may give the market a much needed boost;

 .    Fiscal trends are another major plus. During past economic downturns, some municipal issuers facing declining tax receipts were hard pressed to repay their bond obligations but today, many state and local governments boast budget surpluses. We believe these surpluses indicate that investors will feel more comfortable holding municipals, even in a downturn; and

 .    Recent narrowing of spreads in the taxable market has made alternatives less attractive. All of these trends help to explain why we remain optimistic about the prospects for the municipal bond market.

Thank you for your investment in the Smith Barney New Jersey Municipals Fund
Inc.

Sincerely,



/s/ J P Deane


Joseph P. Deane
Vice President and
Investment Officer


October 11, 2000



--------------------------------------------------------------------------------
Smith Barney New Jersey Municipals Fund Inc.                                   7

--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------


                       Net Asset Value
                    --------------------
                    Beginning     End       Income   Capital Gain     Return      Total
Period Ended        of Period  of Period  Dividends  Distributions  of Capital  Returns(1)
==========================================================================================
9/30/00               $11.96     $12.00     $0.33       $0.00          $0.00       3.14%+
------------------------------------------------------------------------------------------
3/31/00                13.26      11.96      0.64        0.10           0.00      (4.28)
------------------------------------------------------------------------------------------
3/31/99                13.44      13.26      0.66        0.23           0.00       5.41
------------------------------------------------------------------------------------------
3/31/98                12.92      13.44      0.71        0.06           0.00      10.20
------------------------------------------------------------------------------------------
3/31/97                12.88      12.92      0.68        0.00           0.00       5.74
------------------------------------------------------------------------------------------
3/31/96                12.62      12.88      0.70        0.00           0.00       7.77
------------------------------------------------------------------------------------------
3/31/95                12.55      12.62      0.70        0.00           0.00       6.37
------------------------------------------------------------------------------------------
3/31/94                13.16      12.55      0.70        0.15           0.00       1.66
------------------------------------------------------------------------------------------
3/31/93                12.44      13.16      0.75        0.14           0.01      13.49
------------------------------------------------------------------------------------------
3/31/92                12.17      12.44      0.77        0.13           0.04      10.22
------------------------------------------------------------------------------------------
3/31/91                11.92      12.17      0.83        0.05           0.01       9.89
==========================================================================================
Total                                       $7.47       $0.86          $0.06
==========================================================================================


--------------------------------------------------------------------------------
Historical Performance -- Class B Shares
--------------------------------------------------------------------------------


                       Net Asset Value

                    Beginning     End       Income   Capital Gain     Return      Total
Period Ended        of Period  of Period  Dividends  Distributions  of Capital  Returns(1)
==========================================================================================
9/30/00               $11.95     $12.00     $0.29       $0.00          $0.00       2.93%+
------------------------------------------------------------------------------------------
3/31/00                13.25      11.95      0.57        0.10           0.00      (4.82)
------------------------------------------------------------------------------------------
3/31/99                13.44      13.25      0.59        0.23           0.00       4.80
------------------------------------------------------------------------------------------
3/31/98                12.92      13.44      0.64        0.06           0.00       9.66
------------------------------------------------------------------------------------------
3/31/97                12.88      12.92      0.62        0.00           0.00       5.23
------------------------------------------------------------------------------------------
3/31/96                12.62      12.88      0.63        0.00           0.00       7.20
------------------------------------------------------------------------------------------
3/31/95                12.55      12.62      0.62        0.00           0.00       5.76
------------------------------------------------------------------------------------------
3/31/94                13.16      12.55      0.63        0.15           0.00       1.15
------------------------------------------------------------------------------------------
Inception* - 3/31/93   12.75      13.16      0.27        0.14           0.01       6.60+
==========================================================================================
Total                                       $4.86       $0.68          $0.01
==========================================================================================


--------------------------------------------------------------------------------
8                                        2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance -- Class L Shares
--------------------------------------------------------------------------------


                       Net Asset Value
                    --------------------
                    Beginning     End       Income   Capital Gain     Return      Total
Period Ended        of Period  of Period  Dividends  Distributions  of Capital  Returns(1)
==========================================================================================
9/30/00               $11.95     $12.00     $0.29       $0.00          $0.00       2.91%+
------------------------------------------------------------------------------------------
3/31/00                13.25      11.95      0.56        0.10           0.00      (4.86)
------------------------------------------------------------------------------------------
3/31/99                13.43      13.25      0.58        0.23           0.00       4.78
------------------------------------------------------------------------------------------
3/31/98                12.92      13.43      0.63        0.06           0.00       9.50
------------------------------------------------------------------------------------------
3/31/97                12.88      12.92      0.61        0.00           0.00       5.17
------------------------------------------------------------------------------------------
3/31/96                12.62      12.88      0.63        0.00           0.00       7.17
------------------------------------------------------------------------------------------
Inception* - 3/31/95   11.86      12.62      0.18        0.00           0.00       8.01+
==========================================================================================
Total                                       $3.48       $0.39          $0.00
==========================================================================================


It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.


--------------------------------------------------------------------------------
Average Annual Total Returns
--------------------------------------------------------------------------------


                                                    Without Sales Charges(1)
                                               ---------------------------------
                                               Class A      Class B      Class L
================================================================================
Six Months Ended 9/30/00+                       3.14%        2.93%        2.91%
--------------------------------------------------------------------------------
Year Ended 9/30/00                              2.99         2.48         2.43
--------------------------------------------------------------------------------
Five Years Ended 9/30/00                        4.46         3.93         3.86
--------------------------------------------------------------------------------
Ten Years Ended 9/30/00                         6.59          N/A          N/A
--------------------------------------------------------------------------------
Inception* through 9/30/00                      7.06         4.80         5.54
================================================================================


                                                      With Sales Charges(2)
                                               ---------------------------------
                                               Class A      Class B      Class L
================================================================================
Six Months Ended 9/30/00+                      (0.99)%      (1.57)%       0.89%
--------------------------------------------------------------------------------
Year Ended 9/30/00                             (1.15)       (1.88)        0.41
--------------------------------------------------------------------------------
Five Years Ended 9/30/00                        3.61         3.77         3.65
--------------------------------------------------------------------------------
Ten Years Ended 9/30/00                         6.16          N/A          N/A
--------------------------------------------------------------------------------
Inception* through 9/30/00                      6.71         4.80         5.36
================================================================================



--------------------------------------------------------------------------------
Smith Barney New Jersey Municipals Fund Inc.                                   9

--------------------------------------------------------------------------------
Cumulative Total Returns
--------------------------------------------------------------------------------

                                                 Without Sales Charges(1)
================================================================================
Class A (9/30/90* through 9/30/00)                       133.87%
--------------------------------------------------------------------------------
Class B (Inception* through 9/30/00)                      44.84
--------------------------------------------------------------------------------
Class L (Inception* through 9/30/00)                      36.75
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 4.00% and 1.00%, respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
* Inception dates for Class A, B and L shares are April 22, 1988, November 6, 1992 and December 13, 1994, respectively.
+ Total return is not annualized, as it may not be representative of the total return for the year.


--------------------------------------------------------------------------------
10                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance (unaudited)
--------------------------------------------------------------------------------

               Growth of $10,000 Invested in Class A Shares of the
                  Smith Barney New Jersey Municipals Fund Inc.
                    vs. Lehman Brothers Municipal Bond Index+

--------------------------------------------------------------------------------

                        September 1990 -- September 2000

                                    [GRAPH]

                 SB NEW JERSEY MUNICIPALS LEHMAN BROS MUNICIPAL

                         9/90     9,602    10,000
                         3/91     10,287   10,667
                         3/92     11,337   11,733
                         3/93     12,866   13,202
                         3/94     13,080   13,508
                         3/95     13,913   14,513
                         3/96     14,994   15,729
                         3/97     15,855   16,585
                         3/98     17,472   18,362
                         3/99     18,417   19,501
                         3/00     17,629   19,484
                         9/00     18,184   20,258


+ Hypothetical illustration of $10,000 invested in Class A shares on September 30, 1990, assuming deduction of the maximum 4.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through September 30, 2000. The Lehman Brothers Municipal Bond Index is a broad-based, total return index comprised of investment-grade, fixed rate municipal bonds selected from issues larger than $50 million dated since January 1984. The Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.


--------------------------------------------------------------------------------
Smith Barney New Jersey Municipals Fund Inc.                                  11

--------------------------------------------------------------------------------
Portfolio Highlights (unaudited)                              September 30, 2000
--------------------------------------------------------------------------------

                                  [PIE CHART]

                              Portfolio Breakdown

                               14.6% Transportation
                                3.6% Housing
                                2.7% Pollution Control
                               14.4% Industrial Development
                                9.3% Education
                                2.9% Solid Waste
                                5.2% Life Care
                                9.8% General Obligation
                               19.9% Hospital
                                7.4% Utilities
                               10.2% Other


Summary of Investments by Combined Ratings

                                    Standard &            Percentage of
     Moody's      and/or              Poor's            Total Investments
--------------------------------------------------------------------------------
      Aaa                               AAA                   46.0%
      Aa                                AA                    12.5
       A                                 A                     3.5
      Baa                               BBB                   16.9
      Ba                                BB                     2.4
       B                                 B                     3.0
     VMIG 1                             A-1                    0.3
      NR                                NR                    15.4
                                                             -----
                                                             100.0%
                                                             =====


--------------------------------------------------------------------------------
12                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)                           September 30, 2000
--------------------------------------------------------------------------------



  FACE
 AMOUNT      RATING(a)                                  SECURITY                                       VALUE
=================================================================================================================
Education -- 9.3%
                     East Orange Board of Education, COP, FSA-Insured:
$1,400,000    AAA      Zero coupon due 8/1/14                                                      $      658,000
 1,000,000    AAA      Zero coupon due 8/1/15                                                             441,250
 1,845,000    AAA      Zero coupon due 2/1/19                                                             645,750
 2,845,000    AAA      Zero coupon due 2/1/23                                                             782,375
 2,845,000    AAA      Zero coupon due 2/1/27                                                             615,231
   750,000    AAA    Hamilton Township-Mercer County Board of Education,
                       COP, Series B, FSA-Insured, 7.000% due 12/15/15                                    774,150
 1,000,000    AAA    Lumberton Township School District,
                       COP, MBIA-Insured, 6.100% due 10/1/13                                            1,031,250
   525,000    Aa3*   New Jersey EDA Revenue, Princeton Montessori Society,
                       LOC Banque National de Paris, Series S, 6.500% due 6/1/12                          539,437
                     New Jersey State Educational Facilities Financing
                       Authority Revenue:
   950,000    NR         Caldwell College, Series A, 7.250% due 7/1/25                                    977,312
 2,700,000    NR          Fairleigh Dickinson University, Series C,
                            6.625% due 7/1/23                                                           2,706,750
   550,000    BBB        Monmouth University, Series D, 5.125% due 7/1/24                                 478,500
 1,250,000    AAA        Seton Hall University Project, Series F,
                           AMBAC-Insured, 5.000% due 7/1/21                                             1,135,937
                         St. Peters College, Series B:
 1,000,000    BBB          5.375% due 7/1/18                                                              913,750
 2,000,000    BBB          5.500% due 7/1/27                                                            1,775,000
 2,190,000    AAA    New Jersey State Higher Education Assistance Authority,
                       Student Loan Revenue, New Jersey Class Loan Program,
                       Series A, MBIA-Insured, 5.800% due 6/1/16 (b)                                    2,198,212
                     Rutgers State University Revenue:
   600,000    AA       Refunding, Series A, 6.400% due 5/1/13                                             665,250
 1,905,000    AA       Series U, 5.000% due 5/1/21                                                      1,726,406
-----------------------------------------------------------------------------------------------------------------
                                                                                                       18,064,560
-----------------------------------------------------------------------------------------------------------------

General Obligation -- 9.8%
   850,000    AAA    Essex County Improvement Authority, Lease Revenue, GO,
                       AMBAC-Insured, 5.125% due 4/1/29                                                   773,500
   200,000    AAA    Hudson County, GO, FGIC-Insured, 6.550% due 7/1/10                                   226,500
   500,000    AAA    Jersey City, GO, Series 1991B, FSA-Insured,
                       8.400% due 5/15/06                                                                 591,875
                     Lafayette Yard, New Jersey Community Development Hotel,
                       Conference Center Project, Trenton, MBIA-Insured:
   500,000    Aaa*       5.625% due 4/1/21                                                                504,375
 2,100,000    Aaa*       5.800% due 4/1/35                                                              2,123,625
   650,000    AAA    Lakewood Township School District, GO, Series 92,
                       AMBAC-Insured, 6.250% due 2/15/11                                                  719,875



                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney New Jersey Municipals Fund Inc.                                  13

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)               September 30, 2000
--------------------------------------------------------------------------------


  FACE
 AMOUNT      RATING(a)                                  SECURITY                                       VALUE
=================================================================================================================
General Obligation -- 9.8% (continued)
                     Morris Township, GO:
$  550,000    Aa1*     6.550% due 7/1/09                                                           $      618,750
   550,000    Aa1*     6.550% due 7/1/10                                                                  622,187
   500,000    Aa1*     6.550% due 7/1/11                                                                  566,250
 9,000,000    AA+    New Jersey State, GO, 4.500% due 2/1/18                                            7,785,000
 1,500,000    AAA    North Bergen Township, GO, FSA-Insured,
                       8.000% due 8/15/07                                                               1,786,875
   500,000    AAA    South Amboy, GO, MBIA-Insured, 6.375% due 12/1/10                                    525,000
   854,000    AAA    Weehawken Township, GO, FSA-Insured, 6.350% due 7/1/07                               881,533
                     West Windsor/Plainsboro, GO, Regional School District:
   180,000    AA       6.750% due 4/1/06                                                                  198,450
   490,000    AA       6.750% due 4/1/07                                                                  546,350
   435,000    AA       6.800% due 4/1/08                                                                  491,006
   170,000    AA       6.800% due 4/1/09                                                                  193,587
-----------------------------------------------------------------------------------------------------------------
                                                                                                       19,154,738
-----------------------------------------------------------------------------------------------------------------

Hospital -- 19.9%
                     Camden County Improvement Authority Revenue:
 3,775,000    B1*      Health Care Redevelopment Project, Cooper Health,
                         5.875% due 2/15/15                                                             2,727,437
 1,000,000    AAA      Health Systems, Catholic Health East, Series B,
                         AMBAC-Insured, 5.000% due 11/15/18                                               913,750
 2,500,000    AAA    New Jersey EDA, Nursing Home Revenue,
                       RWJ Health Care Corp., FSA-Insured, 6.500% due 7/1/24                            2,628,125
                     New Jersey Health Care Facilities Financing Authority Revenue:
 1,715,000    Aaa*     Bayonne Hospital Obligation Group, FSA-Insured,
                         4.750% due 7/1/27                                                              1,436,312
   200,000    AAA      Burdett Tomlin Memorial Hospital, Series D,
                         FGIC-Insured, Unrefunded Balance, 6.500% due 7/1/12                              206,618
                       Columbus Hospital, Series A:
   250,000    B          7.200% due 7/1/01                                                                251,680
 1,000,000    B          7.500% due 7/1/21                                                                930,000
 2,300,000    Baa2*    Deborah Heart & Lung Center, 6.300% due 7/1/23                                   2,164,875
   750,000    BBB-     East Orange General Hospital, Series B, 7.750% due 7/1/20                          765,937
 1,250,000    AAA      Hackensack University Medical Center, Series B,
                         MBIA-Insured, 5.200% due 1/1/28                                                1,140,625
   750,000    AAA      Medical Center at Princeton Obligation Group,
                         AMBAC-Insured, 5.000% due 7/1/28                                                 660,937
   825,000    AAA      Muhlenberg Regional Medical Center, Series B,
                         AMBAC-Insured, 8.000% due 7/1/18                                                 827,863
                       Pascack Valley Hospital Association:
 2,000,000    BBB-       5.125% due 7/1/18                                                              1,547,500
 5,000,000    BBB-       5.125% due 7/1/28                                                              3,606,250
 3,700,000    NR       Raritan Bay Medical Center, 7.250% due 7/1/27                                    3,297,625



                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
14                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)                           September 30, 2000


  FACE
  AMOUNT      RATING(a)                                  SECURITY                          VALUE
====================================================================================================
Hospital -- 19.9% (continued)

$3,000,000    A+     Robert Wood Johnson University Hospital,
                       5.750% due 7/1/31                                              $    2,925,000
 2,000,000    Baa1*  Southern Ocean County Hospital, Series A,
                       6.250% due 7/1/23                                                   1,882,500
                     St. Barnabas Hospital Obligation Group, MBIA-Insured:
   750,000    AAA      Zero coupon due 7/1/16                                                308,437
 3,700,000    AAA      Zero coupon due 7/1/17                                              1,433,750
 3,450,000    AAA      Zero coupon due 7/1/23                                                918,563
 2,500,000    Aaa*   St. Barnabas Medical Center, Series A, MBIA-Insured,
                       5.000% due 7/1/23                                                   2,221,875
 2,000,000    BBB-   St. Elizabeth's Hospital, 6.000% due 7/1/14                           1,782,500
 2,600,000    Baa1*  St. Mary Hospital, 5.875% due 7/1/12                                  2,713,750
 1,500,000    AAA    University of Medicine & Dentistry, Series A,
                       MBIA-Insured, 5.000% due 9/1/22                                     1,361,250
----------------------------------------------------------------------------------------------------
                                                                                          38,653,159
----------------------------------------------------------------------------------------------------

Housing: Multi-Family -- 2.2%
 1,500,000    AAA    Newark Housing Financing Corp., Mortgage Revenue,
                       Refunding, Manor Apartments, Series A, FHA-Insured,
                       7.500% due 2/15/24                                                  1,590,000
 2,550,000    AAA    New Jersey State Housing & Mortgage Finance Agency,
                       Multi-Family Housing Revenue, Presidential Plaza,
                       Series 1, FHA-Insured, 7.000% due 5/1/30                            2,645,498
----------------------------------------------------------------------------------------------------
                                                                                           4,235,498
----------------------------------------------------------------------------------------------------

Housing: Single-Family -- 1.4%
 2,250,000    AAA    New Jersey State Housing & Mortgage Finance
                       Agency Revenue, Home Buyer, Series Z, MBIA-Insured,
                       5.700% due 10/1/17                                                  2,278,125
   380,000    AAA    Virgin Islands HFA, Single-Family Mortgage Revenue,
                       Series A, GNMA-Collateralized, 6.500% due 3/1/25 (b)                  390,450
----------------------------------------------------------------------------------------------------
                                                                                           2,668,575
----------------------------------------------------------------------------------------------------

Industrial Development -- 14.4%
   650,000    BBB+   Essex County Improvement Authority, Lease Revenue,
                       6.600% due 4/1/14                                                     702,813
                     New Jersey EDA, EDR:
   945,000    NR       Series L, 7.100% due 12/1/11 (b)                                      979,256
 1,020,000    NR       Station Plaza Park and Ride LP Project,
                         6.625% due 7/1/03 (b)                                             1,028,925
   930,000    NR       Zirbser-Greenbriar Inc., Series A, 7.375% due 7/15/03                 950,925
 1,500,000    BB+    New Jersey EDA, Electric Energy Facility Revenue,
                       Vineland Cogeneration LP Project, 7.875% due 6/1/19 (b)             1,556,250
 1,000,000    AAA    New Jersey EDA, Natural Gas Facilities Revenue, NUI Corp.,
                       Series A, AMBAC-Insured, 6.350% due 10/1/22                         1,041,250



                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney New Jersey Municipals Fund Inc.                                  15

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)                           September 30, 2000
--------------------------------------------------------------------------------


  FACE
  AMOUNT      RATING(a)                                  SECURITY                                       VALUE
=================================================================================================================
Industrial Development -- 14.4% (continued)
                     New Jersey EDA, Revenue:
                       Cadbury Corp. Project, Series A, ACA-Insured:
$  750,000    A          5.500% due 7/1/18                                                         $      714,375
 1,250,000    A          5.500% due 7/1/28                                                              1,153,125
                       First Mortgage, Fellowship Village, Series A:
 2,000,000    BBB-       5.500% due 1/1/18                                                              1,627,500
 2,500,000    BBB-       5.500% due 1/1/25                                                              1,937,500
                       Harrogate Inc., Series A:
 2,000,000    BBB        5.750% due 12/1/16                                                             1,862,500
 1,500,000    BBB        5.875% due 12/1/26                                                             1,248,750
 1,000,000    A+       Morris Hall/St. Lawrence Project, Series A,
                         LOC CoreStates First Bank, 6.250% due 4/1/25                                   1,025,000
   970,000    NR       Series A-3, (Pre-Refunded-- Escrowed with
                         U.S. government securities to 12/1/02 Call @ 101.50),
                         6.550% due 12/1/07 (b)(c)                                                        997,888
 3,750,000    NR       Sr. Mortgage, Arbor Glen, Series A, 6.000% due 5/15/28                           2,878,125
 3,890,000    BB     New Jersey EDA, Special Facility Revenue,
                       Continental Airlines Inc. Project, 5.500% due 4/1/28 (b)                         3,126,588
 1,000,000    AAA    New Jersey EDA, State Contract, Economic Recovery Revenue,
                       Series A, FSA-Insured, 6.000% due 3/15/21                                        1,015,000
 3,000,000    Aaa*   New Jersey EDA, State Lease Revenue, Bergen County
                       Administration Complex, MBIA-Insured,
                       4.750% due 11/15/26                                                              2,565,000
 1,500,000    BBB+   New Jersey EDA, Terminal Revenue, GATX Terminal Corp.,
                       Series 1994, 7.300% due 9/1/19                                                   1,582,500
-----------------------------------------------------------------------------------------------------------------
                                                                                                       27,993,270
-----------------------------------------------------------------------------------------------------------------

Life Care -- 5.2%

                     New Jersey EDA, EDR:
   855,000    Aaa*     Eagle Rock Convalescent, Inc., GNMA-Collateralized,
                         7.375% due 12/20/06                                                              883,728
 5,250,000    BBB-     Refunding United Methodist Homes, 5.125% due 7/1/25                              3,839,063
                     New Jersey EDA Revenue, First Mortgage, Keswick Pines:
 2,885,000    NR       5.700% due 1/1/18                                                                2,398,156
 2,800,000    NR       5.750% due 1/1/24                                                                2,247,000
   725,000    AAA    New Jersey Health Care Facilities Financing Authority
                       Revenue, Spectrum for Living, Series B, FHA-Insured,
                       6.500% due 2/1/22                                                                  749,469
-----------------------------------------------------------------------------------------------------------------
                                                                                                       10,117,416
-----------------------------------------------------------------------------------------------------------------

Miscellaneous -- 9.7%

   615,000    A      Atlantic City COP, Series 1991, 8.875% due 1/15/13                                   797,194
 2,500,000    AAA    Atlantic County COP, Public Facilities Lease Agreements,
                       FGIC-Insured, 7.400% due 3/1/09                                                  2,931,250


                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
16                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)(continued)                September 30, 2000
--------------------------------------------------------------------------------


  FACE
  AMOUNT      RATING(a)                                  SECURITY                                       VALUE
=================================================================================================================
Miscellaneous -- 9.7% (continued)
$5,000,000    AAA    Casino Reinvestment Development Authority Parking
                        Fee Revenue, Series A, FSA-Insured, 5.250% due 10/1/16                     $    4,906,250
   240,000    A+     Hudson County Improvement Authority, (Essential Purpose
                       Pooled Governmental Loan Project), Series 1986,
                       Remarketed 11/1/90, 7.600% due 8/1/25                                              246,691
 1,525,000    AAA    Monmouth County Improvement Authority Revenue,
                       Governmental Loan, AMBAC-Insured, 5.750% due 12/1/19                             1,547,875
 1,000,000    Aaa*   Morristown Parking Authority, Guaranteed Revenue,
                       FSA-Insured, 5.150% due 8/1/25                                                     917,500
 1,750,000    AAA    New Brunswick Housing Authority, Lease Revenue,
                       Rutgers University, FGIC-Insured, 4.750% due 7/1/18                              1,555,313
 1,000,000    AAA    New Brunswick Parking Authority Revenue, Series A,
                       FGIC-Insured, 6.500% due 9/1/19                                                  1,036,250
   480,000    NR     New Jersey EDA, EDR, National Association of Accountants,
                       7.650% due 7/1/09                                                                  493,123
 1,000,000    NR     New Jersey EDA, Waste Paper Recycling Revenue,
                       (Marcal Paper Mills Inc. Project), 8.500% due 2/1/10 (b)                         1,100,000
 3,000,000    AAA    New Jersey Sports and Exposition Authority, Monmouth Park,
                       Series A, (Pre-Refunded -- Escrowed with U.S. government
                       securities to 1/1/05 Call @ 102), 8.000% due 1/1/25                              3,435,000
-----------------------------------------------------------------------------------------------------------------
                                                                                                       18,966,446
-----------------------------------------------------------------------------------------------------------------

Pollution Control -- 2.7%

                     Middlesex County Pollution Control Authority, Financing
                       Revenue, Amerada Hess Corp.:
 1,000,000    NR         7.875% due 6/1/22                                                              1,082,500
 2,000,000    NR         6.875% due 12/1/22                                                             2,047,500
 2,030,000    NR     New Jersey EDA, Revenue, Sewer Facilities,
                       Atlantic City Sewer Co., 7.250% due 12/1/11 (b)                                  2,116,275
-----------------------------------------------------------------------------------------------------------------
                                                                                                        5,246,275
-----------------------------------------------------------------------------------------------------------------

Solid Waste    -- 2.9%
1,950,000     B1*    Atlantic County Utilities Authority, Solid Waste Revenue,
                       7.125% due 3/1/16                                                                1,876,875
2,500,000     Aa2*   Mercer County Improvement Authority, County Guaranteed,
                       Solid Waste Revenue, 5.750% due 9/15/16                                          2,568,750
1,250,000     Aa3*   New Jersey EDA, Solid Waste Revenue Disposal Facility,
                       Garden State Paper Co., LOC Toronto Dominion Bank,
                       7.125% due 4/1/22                                                                1,276,563
-----------------------------------------------------------------------------------------------------------------
                                                                                                        5,722,188
-----------------------------------------------------------------------------------------------------------------

Transportation -- 14.6%
 2,000,000    AAA    Delaware River & Bay Authority, Development Revenue,
                       Series A, AMBAC-Insured, 5.750% due 1/1/29                                       2,022,500
   800,000    Baa1*  Essex County Improvement Authority, Airport Project Revenue,
                       6.800% due 11/1/21 (b)                                                             811,000



                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney New Jersey Municipals Fund Inc.                                  17

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)                           September 30, 2000
--------------------------------------------------------------------------------


  FACE
  AMOUNT      RATING(a)                                  SECURITY                                       VALUE
=================================================================================================================
Transportation -- 14.6% (continued)
$1,000,000    Baa1*  New Jersey EDA, EDR, (American Airlines Inc. Project),
                       7.100% due 11/1/31 (b)                                                      $    1,018,750
 6,000,000    AAA    New Jersey EDA, Transportation Project, Sublease,
                       Series A, FSA-Insured, 5.250% due 5/1/17                                         5,850,000
 3,000,000    AA-    New Jersey State Highway Authority Garden State Parkway,
                       General Revenue, Series Parkway, 5.625% due 1/1/30                               2,985,000
 3,780,000    AA     New Jersey State Transportation Trust Fund Authority,
                       Transportation System, Series A, 5.000% due 6/15/17                              3,524,850
                     Port Authority of New York & New Jersey, Special Obligation
                       Revenue:
 3,500,000    NR         5th Installment, 6.750% due 10/1/19 (b)                                        3,587,500
 2,000,000    AAA        96th Series, FGIC-Insured, 6.600% due 10/1/23 (b)                              2,107,500
   600,000    A-1+       Versatile Structure Obligation, 5th Series,
                           4.230% due 8/1/24 (d)                                                          600,000
 6,385,000    AAA    South Jersey Transportation Authority, Transportation
                       System Revenue, AMBAC-Insured, 5.125% due 11/1/22                                5,898,144
-----------------------------------------------------------------------------------------------------------------
                                                                                                       28,405,244
-----------------------------------------------------------------------------------------------------------------

Utilities -- 7.4%
   700,000    Baa1*  Beachwood Sewer Authority Revenue, Jr. Lien,
                       6.500% due 12/1/12                                                                 728,875
 1,000,000    AAA    Bordentown Sewer Authority Revenue, Series C,
                       MBIA-Insured, 6.900% due 12/1/16                                                 1,022,400
 1,000,000    AAA    Camden County Municipal Utilities Authority,
                       Sewer Revenue, FGIC-Insured, 5.250% due 7/15/17                                    970,000
 1,000,000    AAA    Deptford Township Municipal Utilities, AMBAC-Insured,
                       5.500% due 2/1/23                                                                  982,500
 2,500,000    AAA    Hamilton Township, Atlantic County Municipal Utilities
                       Authority, FGIC-Insured, 5.000% due 8/15/17                                      2,331,250
 1,385,000    AAA    Kearny Municipal Utilities Authority Revenue, FGIC-Insured,
                       7.300% due 11/15/18                                                              1,648,150
 1,300,000    AAA    Middlesex County Improvement Authority, Utilities System
                       Revenue, Perth Amboy Franchise Project, Series A,
                       AMBAC-Insured, 5.000% due 9/1/29                                                 1,158,625
 1,000,000    AAA    Middlesex County Utilities Authority, Sewer Revenue,
                       Series A, MBIA-Insured, 6.250% due 8/15/10                                       1,090,000
 1,000,000    AAA    New Jersey EDA, Natural Gas Facilities Revenue,
                       (New Jersey Natural Gas Co. Project), Series A,
                       AMBAC-Insured, 6.250% due 8/1/24                                                 1,035,000
   750,000    AAA    Old Bridge Township Municipal Utilities Authority Revenue,
                       FGIC-Insured, 6.400% due 11/1/09                                                   792,188
 1,000,000    AAA    Southeast Morris County Municipal Utilities Authority,
                       Water Revenue, Series A, FGIC-Insured, 6.500% due 1/1/11                         1,024,160


                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
18                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)                           September 30, 2000
--------------------------------------------------------------------------------


  FACE
  AMOUNT      RATING(a)                                  SECURITY                                       VALUE
=================================================================================================================
Utilities -- 7.4% (continued)
                     Union County Utilities Authority:
                       Capital Appreciation, County Deficiency, Series C2:
$  310,000    Aaa*       Zero coupon due 6/15/13                                                   $      156,550
   310,000    Aaa*       Zero coupon due 6/15/14                                                          146,863
   310,000    Aaa*       Zero coupon due 6/15/15                                                          137,563
   305,000    Aaa*       Zero coupon due 6/15/16                                                          126,575
   310,000    Aaa*       Zero coupon due 6/15/17                                                          121,288
   310,000    Aaa*       Zero coupon due 6/15/18                                                          113,538
 1,000,000    AAA      Sr. Lease Obligation, Ogden Martin, Series A,
                         5.000% due 6/1/23 (b)                                                            885,000
-----------------------------------------------------------------------------------------------------------------
                                                                                                       14,470,525
-----------------------------------------------------------------------------------------------------------------

Water & Sewer -- 0.5%
 1,000,000    NR     New Jersey EDA Water Facilities Revenue,
                       (American Water Co. Inc. Project), 7.400% due 11/1/01 (b)                        1,014,820
-----------------------------------------------------------------------------------------------------------------
                     TOTAL INVESTMENTS -- 100%
                     (Cost -- $202,452,925**)                                                      $  194,712,714
=================================================================================================================

(a) All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*), are rated by Moody's Investors Service, Inc.
(b) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(c) Pre-Refunded bonds escrowed with U.S. government securities and bonds escrowed to maturity with U.S. government securities are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.
(d) Variable rate obligation payable at par on demand at anytime on no more than seven days notice.
**   Aggregate cost for Federal income tax purposes is substantially the same.

     See pages 20 through 22 for definitions of ratings and certain security descriptions.



                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney New Jersey Municipals Fund Inc.                                  19

--------------------------------------------------------------------------------
     Bond Ratings (unaudited)
--------------------------------------------------------------------------------

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.
AAA       --   Bonds rated "AAA" have the highest rating assigned by Standard &
               Poor's. Capacity to pay interest and repay principal is extremely strong.
AA        --   Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A         --   Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB       --   Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
BB        --   Bonds rated "BB" and "B" are regarded, on balance, as
and B     --   predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "B" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "B", where 1 is the highest and 3 the lowest ranking within its generic category.
Aaa       --   Bonds that are rated "Aaa" are judged to be of the best quality.
               They carry the smallest degree of investment risk and are
               generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa        --   Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A         --   Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade
               obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa       --   Bonds that are rated "Baa" are considered as medium grade
               obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba        --   Bonds that are rated "Ba" are judged to have speculative
               elements; their future cannot be considered as well assured.
               Often the protection of interest and principal payments may be very moderate thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B         --   Bonds that are rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.



--------------------------------------------------------------------------------
20                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Bond Ratings (unaudited) (continued)
--------------------------------------------------------------------------------

Fitch IBCA, Inc. ("Fitch") -- Rating may be modified by the addition of a plus (+) or minus (-) sign to show relative standings with the major ratings categories.
AAA       --   Bonds rated AAA by Fitch have the lowest expectation of credit risk. The obligor has an exceptionally strong capacity for timely payment of financial commitments which is highly unlikely to be adversely affected by foreseeable events.
BBB       --   Bonds rated BBB by Fitch currently have a low expectation of credit risk. The capacity for timely payment of financial
               commitments is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to impair this capacity. This is the lowest investment grade category assigned by Fitch.
BB        --   Bonds rated BB by Fitch carry the possibility of credit risk developing, particularly as the result of adverse economic change over time. Business or financial alternatives may, however, be available to allow financial commitments to be met. Securities rated in this category are not considered by Fitch to be investment grade.

NR        --   Indicates that the bond is not rated by Standard & Poor's,
               Moody's or Fitch.


--------------------------------------------------------------------------------
Short-Term Security Ratings (unaudited)
--------------------------------------------------------------------------------

SP-1      --   Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
A-1       --   Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
VMIG 1    --   Moody's highest rating for issues having a demand feature --
               VRDO.
P-1       --   Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.



--------------------------------------------------------------------------------
Smith Barney New Jersey Municipals Fund Inc.                                  21

--------------------------------------------------------------------------------
Security Descriptions (unaudited)
--------------------------------------------------------------------------------

ABAG    -- Association of Bay Area Governments
ACA     -- American Credit Association
AIG     -- American International Guaranty
AMBAC   -- American Municipal Bond Assurance Corporation
BIG     -- Bond Investors Guaranty
CGIC    -- Capital Guaranty Insurance Company
COP     -- Certificate of Participation
EDA     -- Economic Development Authority
EDR     -- Economic Development Revenue
FAIRS   -- Floating Adjustable Interest Rate Securities
FGIC    -- Financial Guaranty Insurance Company
FHA     -- Federal Housing Administration
FHLMC   -- Federal Home Loan Mortgage Corporation
FNMA    -- Federal National Mortgage Association
FSA     -- Financing Security Assurance
GIC     -- Guaranteed Investment Contract
GNMA    -- Government National Mortgage Association
GO      -- General Obligation Bonds
HFA     -- Housing Finance Authority
IDA     -- Industrial Development Authority
IDB     -- Industrial Development Board
IDR     -- Industrial Development Revenue
INFLOS  -- Inverse Floaters
LOC     -- Letter of Credit
MBIA    -- Municipal Bond Investors Assurance Corporation
MVRICS  -- Municipal Variable Rate Inverse Coupon Security
PCR     -- Pollution Control Revenue
RIBS    -- Residual Interest Bonds
VA      -- Veterans Administration
VRDD    -- Variable Rate Daily Demand
VRWE    -- Variable Rate Wednesday Demand

--------------------------------------------------------------------------------
22                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Assets and Liabilities (unaudited)              September 30, 2000
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (Cost -- $202,452,925)                    $194,712,714
   Cash                                                                  74,402
   Interest receivable                                                3,372,419
   Receivable for Fund shares sold                                       11,190
--------------------------------------------------------------------------------
   Total Assets                                                     198,170,725
--------------------------------------------------------------------------------

LIABILITIES:
   Payable for securities purchased                                     983,941
   Dividends payable                                                    869,582
   Investment advisory fees payable                                      47,026
   Administration fees payable                                           34,920
   Distribution fees payable                                             14,523
   Payable for Fund shares purchased                                      2,904
   Accrued expenses                                                      45,201
--------------------------------------------------------------------------------
   Total Liabilities                                                  1,998,097
--------------------------------------------------------------------------------
Total Net Assets                                                   $196,172,628
================================================================================

NET ASSETS:
   Par value of capital shares                                     $     16,346
   Capital paid in excess of par value                              207,838,686
   Undistributed net investment income                                  330,641
   Accumulated net realized loss from security transactions          (4,272,834)
   Net unrealized depreciation of investments                        (7,740,211)
--------------------------------------------------------------------------------
Total Net Assets                                                   $196,172,628
================================================================================

Shares Outstanding:
   Class A                                                           11,204,845
--------------------------------------------------------------------------------
   Class B                                                            4,425,954
--------------------------------------------------------------------------------
   Class L                                                              715,139
--------------------------------------------------------------------------------

Net Asset Value:
   Class A (and redemption price)                                        $12.00
--------------------------------------------------------------------------------
   Class B *                                                             $12.00
--------------------------------------------------------------------------------
   Class L **                                                            $12.00
--------------------------------------------------------------------------------

Maximum Public Offering Price Per Share:
   Class A (net asset value plus 4.17% of net asset value
     per share)                                                          $12.50
--------------------------------------------------------------------------------
   Class L (net asset value plus 1.01% of net asset value
     per share)                                                          $12.12
================================================================================

* Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from purchase (See Note 4).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney New Jersey Municipals Fund Inc.                                  23

--------------------------------------------------------------------------------
Statement of Operations (unaudited)
--------------------------------------------------------------------------------

For the Six Months Ended September 30, 2000

INVESTMENT INCOME:
  Interest                                                         $  6,119,879
--------------------------------------------------------------------------------

EXPENSES:
  Distribution fees (Note 4)                                            305,711
  Investment advisory fees (Note 4)                                     295,484
  Administration fees (Note 4)                                          196,989
  Shareholder and system servicing fees                                  37,233
  Shareholder communications                                             20,295
  Audit and legal                                                        19,447
  Registration fees                                                       9,974
  Pricing service fees                                                    9,473
  Directors' fees                                                         7,231
  Custody                                                                 5,319
  Other                                                                   6,399
--------------------------------------------------------------------------------
  Total Expenses                                                        913,555
--------------------------------------------------------------------------------
Net Investment Income                                                 5,206,324
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS (NOTE 5):
  Realized Loss From Security Transactions
  (excluding short-term securities):
     Proceeds from sales                                             11,042,558
     Cost of securities sold                                         11,163,152
--------------------------------------------------------------------------------
  Net Realized Loss                                                    (120,594)
--------------------------------------------------------------------------------

  Change in Net Unrealized Depreciation of Investments:
     Beginning of period                                             (8,625,915)
     End of period                                                   (7,740,211)
--------------------------------------------------------------------------------
  Decrease in Net Unrealized Depreciation                               885,704
--------------------------------------------------------------------------------
Net Gain on Investments                                                 765,110
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                             $  5,971,434
================================================================================


                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
24                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

For the Six Months Ended September 30, 2000 (unaudited) and the Year Ended March 31, 2000


                                                           September 30           March 31
--------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income                                   $  5,206,324         $ 11,391,496
   Net realized loss                                           (120,594)          (4,145,394)
   (Increase) decrease in net unrealized
     depreciation                                               885,704          (18,554,761)
--------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets From
     Operations                                               5,971,434          (11,308,659)
--------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 3):
   Net investment income                                     (5,258,958)         (11,004,883)
   Net realized gains                                                --           (1,749,720)
--------------------------------------------------------------------------------------------
   Decrease in Net Assets From
        Distributions to Shareholders                        (5,258,958)         (12,754,603)
--------------------------------------------------------------------------------------------

FUND SHARE TRANSACTIONS (NOTE 7):
   Net proceeds from sale of shares                           9,948,937           33,842,730
   Net asset value of shares issued for
      reinvestment of dividends                               2,479,181            7,394,209
   Cost of shares reacquired                                (16,927,435)         (65,236,571)
--------------------------------------------------------------------------------------------
   Decrease in Net Assets From Fund Share
     Transactions                                            (4,499,317)         (23,999,632)
--------------------------------------------------------------------------------------------

Decrease in Net Assets                                       (3,786,841)         (48,062,894)

NET ASSETS:
   Beginning of period                                      199,959,469          248,022,363
--------------------------------------------------------------------------------------------
   End of period*                                          $196,172,628         $199,959,469
============================================================================================
*  Includes undistributed net investment income of:            $330,641             $383,275
============================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney New Jersey Municipals Fund Inc.                                  25

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

1.   Significant Accounting Policies

Smith Barney New Jersey Municipals Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the quoted bid and ask prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors; (d) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (e) gains or losses on the sale of securities are calculated by using the specific identification method; (f) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on an accrual basis; market discount is recognized upon the disposition of the security; (g) direct expenses are charged to the Fund and each class; management fees and general fund expenses are allocated on the basis of relative net assets by class; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; (j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2.   Fund Concentration

Since the Fund invests primarily in obligations of issuers within New Jersey, it is subject to possible concentration risks associated with economic, political or legal developments or industrial or regional matters specifically affecting New Jersey.


--------------------------------------------------------------------------------
26                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

3.   Exempt-Interest Dividends and Other Distributions

The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

4.   Investment Advisory Agreement, Administration Agreement and Other
     Transactions

SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Fund. The Fund pays SSBC an advisory fee calculated at an annual rate of 0.30% of the average daily net assets. This fee is calculated daily and paid monthly.

SSBC also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets up to $500 million and 0.18% of the average daily net assets in excess of $500 million. This fee is calculated daily and paid monthly.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Fund's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Fund's sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. For the six months ended September 30, 2000, the Fund paid transfer agent fees of $29,553 to CFTC.

Effective June 5, 2000, Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, became the Fund's distributor replacing CFBDS, Inc. ("CFBDS"). In addition, SSB acts as the primary broker for the Fund's portfolio agency transactions. Certain other broker-dealers, continue to sell Fund shares to the public as members of the selling group.

There are maximum initial sales charges of 4.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase


--------------------------------------------------------------------------------
Smith Barney New Jersey Municipals Fund Inc.                                  27

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in aggregate. These purchases do not incur an initial sales charge.

For the six months ended September 30, 2000, SSB and CFBDS received sales charges of $61,000 and $8,000 on sales of the Fund's Class A and L shares, respectively. In addition, CDSCs paid to SSB were approximately:

                                            Class A      Class B       Class L
================================================================================
CDSCs                                        $1,000      $24,000        $1,000
================================================================================


Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A, B and L shares, calculated at the annual rate of 0.15% of the average daily net assets for each respective class. In addition, the Fund pays a distribution fee with respect to its Class B and L shares calculated at the annual rate of 0.50% and 0.55% of the average daily net assets for each class, respectively. For the six months ended September 30, 2000, total Distribution Plan fees incurred were:

                                           Class A       Class B       Class L
================================================================================
Distribution Plan Fees                     $100,988      $175,039      $29,684
================================================================================


All officers and one Director of the Fund are employees of SSB.

5. Investments

During the six months ended September 30, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                         $   8,465,381
--------------------------------------------------------------------------------
Sales                                                                11,042,558
================================================================================

At September 30, 2000, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                     $   4,897,546
Gross unrealized depreciation                                       (12,637,757)
--------------------------------------------------------------------------------
Net unrealized depreciation                                       $  (7,740,211)
================================================================================


--------------------------------------------------------------------------------
28                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

6.   Capital Loss Carryforward

At March 31, 2000, the Fund had, for Federal income tax purposes, approximately $1,315,000 of unused capital loss carryforwards expiring March 31, 2008 which are available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

7.   Capital Shares

At September 30, 2000, the Fund had 100 million shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

At September 30, 2000, total paid-in capital amounted to the following for each class:

                                        Class A       Class B      Class L
================================================================================
Total Paid-in Capital                $138,792,672   $59,472,715  $9,589,645
================================================================================

Transactions in shares of each class were as follows:

                                            Six Months Ended                    Year Ended
                                           September 30, 2000                 March 31, 2000
                                        ------------------------        -------------------------
                                          Shares        Amount            Shares         Amount
=================================================================================================
Class A
Shares sold                              552,640    $  6,607,878        1,907,027    $ 23,527,964
Shares issued on reinvestment            141,910       1,689,602          405,630       4,989,583
Shares reacquired                       (888,038)    (10,606,182)      (3,701,369)    (45,420,891)
-------------------------------------------------------------------------------------------------
Net Decrease                            (193,488)   $ (2,308,702)      (1,388,712)   $(16,903,344)
=================================================================================================
Class B
Shares sold                              195,728    $  2,342,155          577,215    $  7,166,572
Shares issued on reinvestment             56,456         671,948          167,342       2,056,689
Shares reacquired                       (435,964)     (5,205,831)      (1,367,865)    (16,785,900)
-------------------------------------------------------------------------------------------------
Net Decrease                            (183,780)   $ (2,191,728)        (623,308)   $ (7,562,639)
=================================================================================================
Class L
Shares sold                               83,513    $    998,904          248,648    $  3,148,194
Shares issued on reinvestment              9,885         117,631           28,338         347,937
Shares reacquired                        (93,200)     (1,115,422)        (248,369)     (3,029,780)
-------------------------------------------------------------------------------------------------
Net Increase                                 198    $      1,113           28,617    $    466,351
=================================================================================================


--------------------------------------------------------------------------------
Smith Barney New Jersey Municipals Fund Inc.                                  29

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year ended March 31, except were noted:

Class A Shares                   2000(1)(2)  2000(2)    1999(2)     1998       1997       1996
===============================================================================================
Net Asset Value,
  Beginning of Period            $11.96      $13.26     $13.44     $12.92     $12.88     $12.62
-----------------------------------------------------------------------------------------------
Income (Loss)
From Operations:
  Net investment income            0.33        0.65       0.66       0.70       0.70       0.70
  Net realized and
     unrealized gain (loss)        0.04       (1.21)      0.05       0.59       0.02       0.26
-----------------------------------------------------------------------------------------------
Total Income (Loss)
  From Operations                  0.37       (0.56)      0.71       1.29       0.72       0.96
-----------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income           (0.33)      (0.64)     (0.66)     (0.71)     (0.68)     (0.70)
  Net realized gains                 --       (0.10)     (0.23)     (0.06)        --         --
-----------------------------------------------------------------------------------------------
Total Distributions               (0.33)      (0.74)     (0.89)     (0.77)     (0.68)     (0.70)
-----------------------------------------------------------------------------------------------
Net Asset Value,
  End of Period                  $12.00      $11.96     $13.26     $13.44     $12.92     $12.88
-----------------------------------------------------------------------------------------------
Total Return                       3.14%++    (4.28)%     5.41%     10.20%      5.74%      7.77%
-----------------------------------------------------------------------------------------------
Net Assets,
  End of Period (millions)         $134        $136       $170       $158       $148       $154
-----------------------------------------------------------------------------------------------
Ratios to Average
Net Assets:
  Expenses                         0.76%+      0.74%      0.75%      0.75%      0.76%      0.84%
  Net investment income            5.45+       5.26       4.89       5.22       5.44       5.41
-----------------------------------------------------------------------------------------------
Portfolio Turnover Rate               4%         21%        52%        55%        36%        22%
===============================================================================================

(1)  For the six months ended September 30, 2000 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.


--------------------------------------------------------------------------------
30                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year ended March 31, except where noted:

Class B Shares                  2000(1)(2)   2000(2)   1999(2)     1998       1997       1996
===============================================================================================
Net Asset Value,
  Beginning of Period            $11.95      $13.25     $13.44     $12.92     $12.88     $12.62
-----------------------------------------------------------------------------------------------
Income (Loss)
From Operations:
  Net investment income            0.29        0.59       0.59       0.63       0.64       0.63
  Net realized and
     unrealized gain (loss)        0.05       (1.22)      0.04       0.59       0.02       0.26
-----------------------------------------------------------------------------------------------
Total Income (Loss)
  From Operations                  0.34       (0.63)      0.63       1.22       0.66       0.89
-----------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income           (0.29)      (0.57)     (0.59)     (0.64)     (0.62)     (0.63)
  Net realized gains                 --       (0.10)     (0.23)     (0.06)        --         --
-----------------------------------------------------------------------------------------------
Total Distributions               (0.29)      (0.67)     (0.82)     (0.70)     (0.62)     (0.63)
-----------------------------------------------------------------------------------------------
Net Asset Value,
  End of Period                  $12.00      $11.95     $13.25     $13.44     $12.92     $12.88
-----------------------------------------------------------------------------------------------
Total Return                       2.93%++    (4.82)%     4.80%      9.66%      5.23%      7.20%
-----------------------------------------------------------------------------------------------
Net Assets,
  End of Period (000s)          $53,117     $55,108    $69,350    $65,773    $62,249    $63,272
-----------------------------------------------------------------------------------------------
Ratios to Average
Net Assets:
  Expenses                         1.29%+      1.26%      1.28%      1.27%      1.28%      1.36%
  Net investment income            4.93+       4.74       4.37       4.70       4.92       4.90
-----------------------------------------------------------------------------------------------
Portfolio Turnover Rate               4%         21%        52%        55%        36%        22%
===============================================================================================

(1)  For the six months ended September 30, 2000 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.


--------------------------------------------------------------------------------
Smith Barney New Jersey Municipals Fund Inc.                                  31

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year ended March 31, except where noted:

Class L Shares                   2000(1)(2)  2000(2)    1999(2)(3)  1998       1997       1996
===============================================================================================
Net Asset Value,
  Beginning of Period            $11.95      $13.25     $13.43     $12.92     $12.88     $12.62
-----------------------------------------------------------------------------------------------
Income (Loss)
From Operations:
  Net investment income            0.29        0.59       0.58       0.61       0.63       0.62
  Net realized and
     unrealized gain (loss)        0.05       (1.23)      0.05       0.59       0.02       0.27
-----------------------------------------------------------------------------------------------
Total Income (Loss)
  From Operations                  0.34       (0.64)      0.63       1.20       0.65       0.89
-----------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income           (0.29)      (0.56)     (0.58)     (0.63)     (0.61)     (0.63)
  Net realized gains                 --       (0.10)     (0.23)     (0.06)        --         --
-----------------------------------------------------------------------------------------------
Total Distributions               (0.29)      (0.66)     (0.81)     (0.69)     (0.61)     (0.63)
-----------------------------------------------------------------------------------------------
Net Asset Value,
  End of Period                  $12.00      $11.95     $13.25     $13.43     $12.92     $12.88
-----------------------------------------------------------------------------------------------
Total Return                       2.91%++    (4.86)%     4.78%      9.50%      5.17%      7.17%
-----------------------------------------------------------------------------------------------
Net Assets,
  End of Period (000s)           $8,580      $8,544     $9,093     $6,153     $4,861     $3,812
-----------------------------------------------------------------------------------------------
Ratios to Average
Net Assets:
  Expenses                         1.33%+      1.32%      1.32%      1.39%      1.32%      1.41%
  Net investment income            4.89+       4.70       4.32       4.58       4.88       4.82
-----------------------------------------------------------------------------------------------
Portfolio Turnover Rate               4%         21%        52%        55%        36%        22%
===============================================================================================

(1)  For the six months ended September 30, 2000 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3)  On June 12, 1998, Class C shares were renamed Class L shares.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.


--------------------------------------------------------------------------------
32                                       2000 Semi-Annual Report to Shareholders

                        [LOGO OF SALOMON SMITH BARNEY]


Directors                           Custodian
Herbert Barg                        PFPC Trust Company
Alfred J. Bianchetti
Martin Brody                        Transfer Agent
Dwight B. Crane                     Citi Fiduciary Trust Company
Burt Dorsett                        125 Broad Street, 11th Floor
Elliot Jaffe                        New York, New York 10004
Stephen E. Kaufman
Joseph J. McCann                    Sub-Transfer Agent
Heath B. McLendon, Chairman         PFPC Global Fund Services
Cornelius Rose                      P.O. Box 9699
                                    Providence, Rhode Island 02940-9699
James J. Crisona, Emeritus

                                    This report is submitted for the general
Officers                            information of the shareholders of Smith
Heath B. McLendon                   Barney New Jersey Municipals Fund Inc. It is
President and                       not authorized for distribution to
Chief Executive Officer             prospective investors unless accompanied or
                                    preceded by a current Prospectus for the
                                    Fund, which contains information concerning
Lewis E. Daidone                    the Fund's investment policies and expenses
Senior Vice President               as well as other pertinent information. If
and Treasurer                       used as sales material after December 31,
                                    2000, this report must be accompanied by
Joseph P. Deane                     performance information for the most
Vice President                      recently completed calendar quarter.
and Investment Officer
                                    Salomon Smith Barney is a service mark
Paul A. Brook                       of Salomon Smith Barney Inc.
Controller

Christina T. Sydor                  Smith Barney New Jersey
Secretary                           Municipals Fund Inc.
                                    388 Greenwich Street, MF-2
Investment Adviser                  New York, New York 10013
and Administrator
SSB Citi Fund Management LLC

Distributor                         www.smithbarney.com/mutualfunds
Salomon Smith Barney Inc.

                                    FD0450 11/00